SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 23, 2003

                             UNITED FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

         0-28080                                          81-0507591
(Commission File Number)                       (IRS Employer Identification No.)


P. O. BOX 2779, 120 FIRST AVENUE NORTH, GREAT FALLS,                   59403
                      MONTANA
     (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (406) 727-6106

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On May 22, 2003, United Financial Corp. (the "Company") announced the signing of a definitive agreement providing for the sale of Valley Bancorp, Inc. (a 65.3% owned subsidiary) to Marquette Financial Companies. For additional information regarding the transaction, see the copy of the press release attached as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the Merger Agreement dated May 22, 2003 between Marquette Financial Companies ("Marquette"), Valley Bancorp, Inc. ("Valley") and the Company is also attached as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit 99.1 Press Release dated May 22, 2003.
        Exhibit 99.2 Merger Agreement dated May 22, 2003 between Marquette, Valley and the Company.


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                                   SIGNATURES
        Pursuant to the requirements of the Securities and Exchange Act of 1934, United Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNITED FINANCIAL CORP.

DATE: May 23, 2003                      By:
                                               /s/  Paula J. Delaney
                                                    ----------------
                                               Paula J. Delaney
                                               Chief Financial Officer


                                  EXHIBIT INDEX
 EXHIBIT NO.            DESCRIPTION
Exhibit 99.1            Press Release dated May 22, 2003.
Exhibit 99.2            Merger Agreement dated May 22, 2003 between
                        Marquette, Valley and the Company.